Exhibit 10.1
SUPPLEMENT TO SUBSIDIARY GUARANTY
Reference is hereby made to the Guaranty (the “Guaranty”) made as of May 20, 2015, by and among TRINITY INDUSTRIES LEASING COMPANY, TRINITY MARINE PRODUCTS, INC., TRINITY RAIL GROUP, LLC, TRINITY TANK CAR, INC., TRINITY NORTH AMERICAN FREIGHT CAR, INC., and TRINITY MEYER UTILITY STRUCTURES, LLC (the “Initial Guarantors” and along with any additional Subsidiaries of the Borrower, which become parties thereto and together with the undersigned, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Holders of Guaranteed Obligations, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned TRINITY STRUCTURAL TOWERS, INC., a Delaware corporation (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.
IN WITNESS WHEREOF, New Guarantor has executed and delivered this Supplement counterpart to the Subsidiary Guaranty as of this 20th day of April, 2017.
TRINITY STRUCTURAL TOWERS, INC.

By:     /s/ Gail M. Peck
Gail M. Peck
Vice President and Treasurer